Exhibit 99.1

AEye’s Apollo™ Lidar Selected by Lunar Outpost for Pegasus Lunar Terrain Vehicle, Opening a New Market Category in Space Mobility

Multi-Million-Dollar Commercial Space Engagement Marks AEye’s Entry into the Space Mobility Market Expected to Scale Alongside the Push for a Permanent Human Presence on the Moon

PLEASANTON, CA – September 1, 2026 – AEye, Inc. (Nasdaq: LIDR), a global leader in software-defined, high-performance lidar solutions, today announced that its Apollo™ long-range lidar has been selected by Lunar Outpost, the leader in space mobility and infrastructure, for integration onto the Pegasus Lunar Terrain Vehicle (LTV), which will transport Artemis astronauts across the lunar surface. The contract award further diversifies AEye’s commercial footprint beyond its core automotive, defense, and industrial markets into space mobility, a new market category tied to the broader buildout of lunar infrastructure. The global lunar rover market is among the fastest-growing segments of the space economy, driven by sustained, multi-year government investment and increasing commercial activity.

“This multi-million-dollar contract award is a testament to our technology and its ability to address this significant market opportunity,” said Matt Fisch, AEye’s Chairman and CEO. “Space mobility is a new market opportunity for AEye, and the lunar environment represents the most demanding proving ground any sensor can face: no atmosphere, no margin for error, and no opportunity for in-mission repair. Apollo’s™ software-defined architecture enabled us to tune its performance for exactly what this mission required, with the same adaptability and durability we have proven in defense, now validated in the harshest environment there is.”

Lunar Outpost CSO, Forrest Meyen said, “As Lunar Outpost works to establish a sustained human presence at the Moon’s South Pole, we need partners who can scale with us. Apollo™ gives Pegasus enhanced perception to traverse safely, perform advanced autonomous operations, and begin building NASA’s Moon Base.”

Lunar Outpost selected Apollo™ for its cutting edge solid-state design that delivers the ruggedness needed to withstand the lunar vacuum, thermal extremes, and constant vibration with no possibility of field repair; its software-defined architecture lets scan patterns and performance be tuned to the mission using software rather than locked into a fixed configuration; and its compact form factor retains all this capability without competing for the mass and volume budget every lunar vehicle demands.

Lunar Outpost will leverage Apollo™ to support terrain perception, obstacle detection, and autonomous navigation functions for Pegasus, helping crews and mission operators traverse the challenging lunar environment, protecting both the vehicle and the astronauts aboard it as NASA establishes a permanent human presence at the Moon’s South Pole.

About AEye

AEye offers a suite of unique software-defined lidar solutions that address a wide range of real-world needs including advanced driver-assistance, vehicle autonomy, smart infrastructure, security, defense, and logistics applications. AEye’s flagship product, Apollo™, has been widely recognized for its small form factor and its ability to detect objects at up to one kilometer. In addition to Apollo™, AEye also offers STRATOS™ with the ability to detect objects at up to one-and-a-half kilometers as well as a full-stack solution through its OPTIS™ platform. OPTIS™ provides a complete system that captures a high-resolution 3D image of the world, interprets it, and provides direction to act upon what it sees in real-time.

About Lunar Outpost

Lunar Outpost is the leader in space mobility and infrastructure, developing advanced robotic systems for extreme environments. From operating the first commercial rover on the Moon and making oxygen on Mars to driving NASA’s Lunar Terrain Vehicle program, Lunar Outpost is accelerating the new space economy for the betterment of life here on Earth. Leading the industry with 10 missions launching to the Moon before 2030, Lunar Outpost is scaling the core technologies that power the industrialization of space. For more information, visit lunaroutpost.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook,” and similar expressions that predict or indicate future events or trends, or that are not statements of historical matters. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include, without limitation, statements about the potential benefits to AEye of the contract award from Lunar Outpost, the integration of AEye’s Apollo™ lidar technology onto the Pegasus Lunar Terrain Vehicle, the anticipated growth of the space mobility market, and the suitability of the Apollo™ lidar technology to meet the demands of the lunar environment, among others. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are very difficult or impossible to predict and will differ from the assumptions. Many actual events and circumstances are beyond the control of AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risks that the contract award from Lunar Outpost may not result in revenue or commercial sales for AEye to the extent or in the time frame anticipated, or at all; (ii) the risks that the Pegasus Lunar Terrain Vehicle may not be developed, completed, or deployed on the lunar surface to the extent or in the time frame anticipated, or at all, including as a result of changes in, delays to, or the cancellation of NASA’s Lunar Terrain Vehicle Services program or the Artemis program, or changes in government funding priorities or appropriations; (iii) the risks that Lunar Outpost’s work to integrate AEye’s Apollo™ lidar technology onto the Pegasus Lunar Terrain Vehicle, and Lunar Outpost’s planned lunar missions, may not occur to the extent or in the time frame anticipated, or at all; (iv) the risks that AEye’s Apollo™ lidar technology may not withstand the lunar vacuum, thermal extremes, vibration, or other conditions of the lunar environment, or otherwise perform in space applications, to the extent or in the time frame anticipated, or at all; (v) the risks that AEye’s Apollo™ lidar technology may not support the terrain perception, obstacle detection, and autonomous navigation functions of the Pegasus Lunar Terrain Vehicle, or provide the safety and operational benefits described in this press release, to the extent or in the time frame anticipated, or at all; (vi) the risks that the space mobility market, including the global lunar rover market, may not develop or grow to the extent or in the time frame anticipated, or at all, including as a result of reductions or delays in government investment in, or commercial activity related to, lunar infrastructure; (vii) the risks that the diversification of AEye’s commercial footprint beyond its core automotive, defense, and industrial markets into space mobility may not occur to the extent or in the time frame anticipated, or at all; (viii) the risks that a sustained or permanent human presence on the Moon, including at the Moon’s South Pole, may not be established to the extent or in the time frame anticipated, or at all; (ix) the risks that lidar adoption may occur slower than anticipated or fail to occur at all; (x) the risks that AEye’s products may not meet the diverse range of performance and functional requirements of target markets and customers; (xi) the risks that AEye’s products may not function as anticipated by AEye, or by target markets and customers; (xii) the risks that AEye may not be in a position to adequately or timely address either the near or long-term opportunities that may or may not exist in the evolving space economy; (xiii) the risks associated with U.S. government contracting, procurement, and export control laws and regulations applicable to AEye’s participation in space and defense programs; (xiv) the risks that laws and regulations are adopted impacting the use of lidar that AEye is unable to comply with, in whole or in part; (xv) the risks associated with changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, and changes in laws and regulations affecting AEye’s business; (xvi) the risks that AEye is unable to adequately implement its business plans, forecasts, and other expectations, and identify and realize additional opportunities; and (xvii) the risks of economic downturns and a changing regulatory landscape in the highly competitive and evolving industry in which AEye operates. These risks and uncertainties may be amplified by current or future global conflicts and current and potential trade restrictions, trade tensions, and tariffs, all of which continue to cause economic uncertainty. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the periodic report that AEye has most recently filed with the U.S. Securities and Exchange Commission, or the SEC, and other documents filed by us or that will be filed by us from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Investors are cautioned not to put undue reliance on forward-looking statements; AEye assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. AEye gives no assurance that AEye will achieve any of its expectations.

Contacts

AEye Investor Relations

AEye, Inc. Investor Relations

info@aeye.ai

925-400-4366

Keaton Olsen

lidrir@allianceadvisors.com

AEye Media Relations

Alliance Advisors IR

Aayushi

media@allianceadvisors.com

Lunar Outpost Media Relations

LaunchSquad for Lunar Outpost

Lo@launchsquad.com

3